AMERICAN NATIONAL INCOME FUND, INC. OF THE FUNDS GROUP
SUPPLEMENT DATED DECEMBER 17, 1996 TO

PROSPECTUS DATED APRIL 1, 1996

Page 12, under the heading "The Funds And Their Management", the Portfolio
 Management section is amended as follows:

Mr. David Zimansky, Vice President, Portfolio Manager of the Income Fund, is no longer affiliated with SM&R. The portfolio management responsibilities of this Fund will be performed by Messrs. Gordon D. Dixon and Mr. William R. Berger.

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 1996

Page 4, under the heading "Management of the Fund", the following is amended:

Mr. David Zimansky, Vice President and a Portfolio Manager of the Fund, is no longer affiliated with SM&R.